UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2016, the stockholders of NRG Yield, Inc. (the “Company”) approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter Amendment”), which the Company filed with the Secretary of State of the State of Delaware on May 2, 2016. A copy of the Charter Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 2, 2016, the Company filed a Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware. The Restated Charter only restated and integrated, but did not further amend the provisions of the Company’s Certificate of Incorporation. A copy of the Restated Charter is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on April 26, 2016, in Philadelphia, Pennsylvania.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of six directors

Name	Votes For	Withheld	Broker Non-Votes
John F. Chlebowski	72,852,395	417,657	3,060,096
Mauricio Gutierrez	64,773,010	8,497,042	3,060,096
Kirkland B. Andrews	62,433,376	10,836,676	3,060,096
Brian R. Ford	72,865,068	404,984	3,060,096
Ferrell P. McClean	72,852,338	417,714	3,060,096
Christopher S. Sotos	64,301,114	8,968,938	3,060,096

With respect to the foregoing Proposal 1, all six directors were elected and each received a plurality of the votes cast at the Annual Meeting.

(b) Proposal 2 — Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,264,784	35,165	30,199	0

The foregoing Proposal 2 was approved.

(c) Proposal 3 — Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2016 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,300,764	13,888	15,497	0

The foregoing Proposal 3 was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of NRG Yield, Inc., dated as of May 2, 2016

3.2	Restated Certificate of Incorporation of NRG Yield, Inc., dated as of May 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated:  May 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of NRG Yield, Inc., dated as of May 2, 2016

3.2	Restated Certificate of Incorporation of NRG Yield, Inc., dated as of May 2, 2016